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                                                                Exhibit 10(a)
       STEPHEN E. ROTH
 DIRECT LINE: (202) 383-0158
 Internet: sroth@sablaw.com


                                  June 2, 2000



GE Life and Annuity Assurance
  Company
6610 West Broad Street
Richmond, VA 23230

                  Re:      GE Life & Annuity Separate Account 4

Gentlemen:

                  We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain flexible premium deferred variable annuity contracts (File No. 333-31172). In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.

                          Very truly yours,

                         SUTHERLAND ASBILL & BRENNAN LLP



                          By:  /s/  Stephen E. Roth
                            -------------------------------
                                 Stephen E. Roth